497(e)
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED JUNE 1, 2005 TO THE MAY 1, 2005 EQUI-VEST(R)
EMPLOYER-SPONSORED RETIREMENT PROGRAMS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") FOR:


EQUI-VEST(R) TSA SERIES 100 AND 200 CERTIFICATES AND CONTRACTS (THE "MODIFIED CONTRACTS") FOR THE SCHOOL DISTRICT OF PHILADELPHIA.

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This Supplement modifies certain information in the above-referenced Prospectus and SAI, as supplemented to date (together, the "Prospectus"), for EQUI-VEST(R) employer-sponsored retirement programs offered by AXA Equitable Life Insurance Company ("AXA Equitable"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

AXA Equitable offers the Modified Contracts described below to employees in the School District of Philadelphia 403(b) Plan. This Supplement describes the material differences between the Modified Contracts and the EQUI-VEST(R) series 100 and 200 contracts described in the Prospectus. Terms in this Supplement have the same meaning as in the Prospectus. Material differences between the Modified Contracts and the TSA provisions described in the series 100 and 200 prospectus include the following:

A. Administrative Charge. The annual administrative charge is waived; therefore, all references in the Prospectus to "annual administrative charge" or "administrative charge" are deleted in their entirety.

B. Withdrawal Charges. The following changes are made to reflect the changes in circumstances under which withdrawal charges are imposed:

    1. The next to last bullet in "Additional features" under "EQUI-VEST(R) employer-sponsored retirement programs at a glance - key features" is deleted in its entirety and replaced with the following:

        o Waiver of withdrawal charge under certain circumstances and contracts. See "Charges and expenses" later in this Prospectus.

    2. In the section "Charges and expenses" of the Prospectus, under "Withdrawal charge for series 100 and 200 contracts," "For SEP, SARSEP, TSA, EDC and Annuitant-Owned HR-10 contracts," the following is added after the bullet under the heading "No withdrawal charge applies under a TSA or EDC (subject to state availability) contract if:"

        FOR THE MODIFIED CONTRACTS ONLY
        No withdrawal charge applies under TSA contracts if:

        o   The participant separates from service at any time;

        o The participant has qualified to receive Social Security disability benefits as certified by the Social Security Administration or is totally disabled;

        o The participant makes a withdrawal to satisfy minimum distribution requirements;

        o The participant elects a withdrawal that qualifies as a hardship withdrawal under the Internal Revenue Code;

        o We receive proof satisfactory to us (including certification by a licensed physician) that the participant's life expectancy is six months or less;

        o The participant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care services, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

            -- its main function is to provide skilled, intermediate or custodial nursing care;

            --  it provides continuous room and board to three or more persons;

            -- it is supervised by a registered nurse or licensed practical nurse;

            --  it keeps daily medical records of each patient;

            --  it controls and records all medications dispensed;

            -- its primary service is other than to provide housing for residents; or

        o The participant dies and a death benefit is payable to the beneficiary.


              Copyright 2005. AXA Equitable Life Insurance Company
              1290 Avenue of the Americas New York, New York 10104
                                 (212) 554-1234
       All rights reserved. EQUI-VEST(R) is a registered service mark of
                      AXA Equitable Life Insurance Company

 FOR USE WITH TSA CERTIFICATES/CONTRACTS OF THE SCHOOL DISTRICT OF PHILADELPHIA
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